Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Quarterly Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 (the "Report"), I, B. Keith Parker, Chief Executive Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 10, 2004

                                   /s/ B. Keith Parker
                                   ------------------------------------------
                                   B. Keith Parker
                                   Chairman and Chief Executive Officer


      The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.